Exhibit (s)

CERTIFICATE

The undersigned, Secretary of Booster Income Opportunities Fund, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on July 18, 2024, and is in full force and effect:

WHEREAS, the Trust, a trust organized under the laws of the State of Delaware, has filed with the Securities Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a registration statement (the “Registration Statement”), with respect to the issuance and sale of the shares of the Trust.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Trustees of the Trust hereby constitute and appoint each of Terrence Davis and/or Tanya Boyle and/or Kent Barnes, as attorney for the Trust and in its name, place and stead, to execute and file any amendments to the Trust’s Registration Statement and to execute and file any necessary filings with the regulatory agencies, including the SEC, as required, granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

Dated: August 15, 2024

BOOSTER INCOME OPPORTUNITIES FUND

/s/ Kent Barnes
Kent Barnes
Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Booster Income Opportunities Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Carrie Schoffman is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Carrie Schoffman, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of August 2024.

/s/ Carrie Schoffman
Carrie Schoffman
Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Booster Income Opportunities Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Clifford Schireson is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Clifford Schireson, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of July 2024.

/s/ Clifford Schireson
Clifford Schireson
Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Booster Income Opportunities Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Mary Zeven is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Mary Zeven, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of July 2024.

/s/ Mary Zeven
Mary Zeven
Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Booster Income Opportunities Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Michael Dow is now or is on the date of such filing an officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Michael Dow, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of August 2024.

/s/ Dean Zayed
Dean Zayed
President and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Booster Income Opportunities Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Jessica Chase is now or is on the date of such filing an officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Jessica Chase, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of July 2024.

/s/ Jessica Chase
Jessica Chase
Treasurer and Principal Financial Officer